                                                                    Exhibit 99.1

                            INVESTMENT REPRESENTATION
                              AND LOCKUP AGREEMENT


Alloy Online, Inc.
151 West 26th Street
11th Floor
New York, NY 10001
Attn:  Chief Financial Officer

         Re: Proposed issuance of shares (the "Shares") of Alloy Online, Inc. ("Alloy") Common Stock, $0.01 par value per share (the "Common Stock"), in connection with the acquisition (the "Merger") of Landon Media Group, Inc. (the "Company") by Alloy pursuant to an Agreement and Plan of Merger, dated as of April 11, 2001 (the "Merger Agreement"), by and between Alloy, the Company, Carnegie Communications, Inc., and the stockholders of the Company (the "Stockholders")

Ladies and Gentlemen:

         The undersigned has, in connection with the transactions contemplated by the Merger Agreement, been issued shares of Common Stock. In connection with such issuance, and as required by the Merger Agreement, the undersigned hereby represents and warrants to you and agrees with you as follows, effective as of the date hereof:

1. The undersigned has received and has had the opportunity to review certain information relating to Alloy and the Merger, including, without limitation, copies of the following agreements and exhibits related to the Merger and the following statements and reports filed by Alloy with the Securities and Exchange Commission (the "Commission"):

         (a) Form of Merger Agreement, including the exhibits and schedules attached thereto;

         (b) Alloy's Prospectus relating to the initial public offering of its Common Stock filed with the Commission on May 14, 1999;

         (c) Alloy's Annual Report on Form 10-K for the fiscal year ended January 31, 2000 and filed with the Commission on May 1, 2000;

         (d) Alloy's Quarterly Report on Form 10-Q for the quarter ended April 30, 2000 and filed with the Commission on June 14, 2000;

         (e) Alloy's Quarterly Report on Form 10-Q for the quarter ended July 31, 2000 and filed with the Commission on September 14, 2000;

         (f) Alloy's Quarterly Report on Form 10-Q for the quarter ended October 31, 2000 and filed with the Commission on December 15, 2000; and

         (g) Alloy's Registration Statement on Form S-8 filed with the Commission on October 20, 2000.

2. The undersigned has checked the box below if he, she or it is an "Accredited Investor," as such term is defined in Rule 501(a) of Regulation D ("Regulation D") of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). If the undersigned is not an Accredited Investor, he, she or it represents and warrants that either alone or with his, her or its purchaser representative(s) (as such term is defined in Rule 501(h) of Regulation
         D) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the Merger and a prospective investment in the Shares.

         "Accredited Investor" shall mean any person who comes within any of the following categories:

         (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Securities Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, is such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

         (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

         (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (g) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who meets the definition of a "purchaser representative" found in Rule 501(h) of Regulation D; and

         (h) Any entity in which all of the equity owners are Accredited Investors.

         |_| The undersigned represents and warrants that he, she or it is an "Accredited Investor."

3. Engagement of Purchaser Representative. If the undersigned has engaged a purchaser representative, the undersigned has checked the following box and indicated the name of such purchaser representative.

         |_| ___________________________________________________

4. Opportunity to Investigate. The undersigned has had an opportunity for a reasonable period of time to ask questions of and receive answers from Alloy concerning Alloy, the Shares and the terms and conditions of the transactions contemplated by the Merger Agreement, and the undersigned has had an opportunity to obtain any additional information the undersigned considered necessary to verify the accuracy of the information furnished in the documents listed in Section 1 above.

5. Investment Purpose. All Shares issued in connection with the Merger that are distributed to the undersigned will be so acquired by it for its own account and not on behalf of any other person. The undersigned will be so acquiring the Shares for investment and, except as set forth in the following sentence, not for distribution or with the intent to divide its participation with others or of selling, assigning, transferring or otherwise disposing of the Shares. It is understood that the undersigned may make bona fide gifts or distributions without consideration, transfers by operation of law, so long as any donee or transferee agrees not to sell, transfer or otherwise dispose of the Shares except as provided herein and executes and delivers to Alloy a Representation and Lock-Up Agreement in substantially the form hereof.

6.       The undersigned understands that:

         (a) No Registration. The Shares have not been registered by Alloy under the Securities Act or any applicable state securities laws (the "State Acts"), and, therefore, the Shares cannot be sold or otherwise transferred unless either they are registered under the Securities Act and any applicable State Acts or an exemption from such registration is available. Alloy has not made any representations that it will register the Shares under the Securities Act or the State Acts, except in the Registration Rights Agreement of even date herewith by and between Alloy and the Stockholders (the "Registration Rights Agreement").

         (b) Required Legends. The certificates evidencing the Shares will include the legend substantially similar to that set forth below, which the undersigned has read and understands:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO AN INVESTMENT REPRESENTATION AND LOCKUP AGREEMENT WITH THE ISSUER WHICH RESTRICTS THE TRANSFER THEREOF, A COPY OF WHICH CAN BE OBTAINED FROM THE ISSUER AT ITS EXECUTIVE OFFICES.

         (c)  Transfer Restrictions. Subject to the lock-up provided under
              Section 9 herein, by accepting the certificates bearing the aforesaid legend, the undersigned agrees, prior to any transfer of the Shares represented by the Certificates, to give written notice to Alloy expressing its wish to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, Alloy shall present copies thereof to its counsel and the following provisions shall apply:

                   (i) if, in the opinion of Alloy's counsel, the proposed
              transfer of such Shares may be effected without registration of such Shares under the Securities Act and the State Acts, Alloy shall promptly thereafter (but in any event within 5 business days of its receipt of the undersigned's request) notify the undersigned, whereupon the undersigned shall be entitled to transfer such Shares, all in accordance with the terms of the notice delivered by the undersigned to Alloy and upon such further terms and conditions as reasonably shall be required by Alloy to ensure compliance with the Securities Act and the State Acts, and Alloy will deliver, upon surrender of the certificate evidencing such Shares, in exchange therefor, a new certificate not bearing a legend of the character set forth above if such counsel reasonably believes that such legend is no longer required under the Securities Act and the State Acts; and

                   (ii) if, in the opinion of Alloy's counsel, the proposed
              transfer of such Shares may not be effected without registration of such Shares under the Securities Act or the State Acts, a copy of such opinion shall be promptly (but in any event within 5 business days of its receipt of the undersigned's request) delivered to the undersigned, and such proposed transfer shall not be made unless such registration is then in effect or otherwise subsequently is permitted under the Securities Act and the State Acts.

         (d) Stop Transfer Orders. Alloy may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent Alloy reasonably considers it necessary to ensure compliance with the Securities Act and the State Acts.

7. Experience and Suitability. The undersigned has knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments generally, is capable of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of an investment in the Shares in the amount contemplated. The undersigned has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Shares. The undersigned can afford a complete loss of its investment in the Shares.

8. Substantial Degree of Risk. The undersigned understands that an investment in the Shares involves a substantial degree or risk, including, without limitation, matters discussed under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Alloy's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2000. No representation has been made regarding the future performance of Alloy or the future market value of the Shares.

9. Lock-Up Agreement. In order to induce Alloy to enter into the Merger Agreement, each Stockholder hereby agrees that he, she and it will not, except with the prior written approval of Alloy, engage in a Disposition (as defined below) (i) with respect to 100% of the Shares from the date hereof until the date of the effectiveness of the initial registration statement filed in respect of the Shares (the "Commencement Date") and (ii) of not more than one-twelfth (1/12) of the Shares originally issued to such Stockholder in connection with the Merger during the period from the Commencement Date until the date that is exactly one month from the Commencement Date and during each subsequent monthly period thereafter, up and to the date which is exactly one year after the Commencement Date (the "Anniversary Date"). During the period from the Commencement Date up and to the Anniversary Date, the undersigned agrees and consents to sell, contract or dispose of such Shares only through BancBoston Robertson Stephens, Inc. or another securities firm selected by Alloy in its sole discretion. The restrictions imposed by the two foregoing sentences shall cease to be in effect and shall have no further effect after the Anniversary Date. A "Disposition" shall mean to directly or indirectly offer to sell, contract to sell or otherwise sell or dispose of any of the Shares, or enter into any other transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any right, title or interest in any of the Shares, including, without limitation, by filing (or participating in the filing of) a registration statement (other than pursuant to the provisions of the Registration Rights Agreement) with the Commission in respect of, or establishing or increasing a put equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. The undersigned agrees and consents to the entry of stop transfer instructions with Alloy's transfer agent against the transfer of Shares held by the undersigned except in compliance with the foregoing restrictions. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph shall not be affected in any manner by the effectiveness of any registration statement under the Securities Act covering all or any part of the Shares as to which this paragraph is then applicable.

10. Indemnification. The undersigned recognizes that the issuance of Shares will be based to a material extent upon its representations, warranties and agreements set forth in this Agreement, and the undersigned agrees on demand to indemnify and hold harmless Alloy and its officers, directors and agents from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be subject or which they may incur by reason of, or in connection with, any misrepresentation of any material fact the undersigned has made in this Agreement, any breach by the undersigned in any material respect of any agreement contained in this Agreement, or arising out of the undersigned's sale or distribution of any Shares in violation of the Securities Act, the State Acts or this Agreement. All representations, warranties and covenants and the indemnification contained in this Agreement shall survive this Agreement and the undersigned's admission as a stockholder of Alloy.

11.      Miscellaneous.
         -------------

         (a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

                  If to the undersigned, to the address set forth on the signature page hereto.

                  If to Alloy, to the address set forth at the top of this Agreement.

              All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

         (b) Entire Agreement. This Agreement, together with the Merger Agreement and the ancillary agreements incorporated by reference therein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         (c) Further Assurances. Within ten (10) days after receipt of a written request from Alloy, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which Alloy is subject.

         (d) Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

         (e) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         (f) Assignment. This Agreement may not be transferred or assigned without the prior written consent of Alloy and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

         (g) Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

         (h) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

         (i) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         (j) Interpretation. The parties hereto acknowledge and agree that: (i) each party and its counsel have reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

         (k) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

         (l) Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

         (m) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         (n) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.      Under penalties of perjury, the undersigned certifies that:

         (a) THE UNDERSIGNED HAS CONSIDERED AND FULLY UNDERSTANDING ALL OF THE RISKS INVOLVED IN MAKING AN INVESTMENT IN THE SECURITIES OF ALLOY.

         (b) THE REPRESENTATIONS AND RESPONSES PROVIDED HERERIN BY THE UNDERSIGNED ARE TRUE AND CORRECT, AND THE UNDERSIGNED ACKNOWLEDGES THAT ALLOY CAN RELY ON SUCH REPRESENTATIONS AND RESPONSES IN CONNECTION WITH THE ISSUANCE OF THE SHARES TO THE UNDERSIGNED IN CONNECTION WITH THE MERGER.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement, or caused it to be executed on its behalf, on this 11th day of April 2001.


                                  STOCKHOLDERS:



                                             /s/ Owen E. Landon, Jr.
                                             ------------------------------
                                             Owen E. Landon, Jr.

                                             /s/ Virginia B. Landon
                                             ------------------------------
                                             Virginia B. Landon


Witness:                                     THE OWEN E. LANDON REVOCABLE
                                             COMMON TRUST DATED 5/7/79


/s/ Charles Hill                             By: /s/ Virginia B. Landon
------------------------                     ------------------------------
Print Name: Charles Hill                     Print Name: Virginia B. Landon
                                             Title: Trustee



Witness: THE OWEN E. LANDON IRREVOCABLE NVC TRUST DATED DECEMBER 31, 1976 F/B/O KIMBERLY MARIE LANDON


/s/ Charles Hill                             By: /s/ Virginia B. Landon
------------------------                     ------------------------------
Print Name: Charles Hill                     Print Name: Virginia B. Landon
                                             Title: Trustee

Witness: THE OWEN E. LANDON IRREVOCABLE NVC TRUST DATED DECEMBER 31, 1976 F/B/O KAREN LOUISE LANDON


/s/ Charles Hill                             By: /s/ Virginia B. Landon
------------------------                     ------------------------------
Print Name: Charles Hill                     Print Name: Virginia B. Landon
                                             Title: Trustee



Witness:                                     THE OWEN E. LANDON IRREVOCABLE NVC
                                             TRUST DATED DECEMBER 31, 1976
                                             F/B/O OWEN E. LANDON III


/s/ Charles Hill                             By: /s/ Virginia B. Landon
------------------------                     ------------------------------
Print Name: Charles Hill                     Print Name: Virginia B. Landon
                                             Title: Trustee



Witness:                                     THE OWEN E. LANDON IRREVOCABLE

                                             NVC TRUST DATED DECEMBER 31, 1976
                                             F/B/O MARK BOND LANDON


/s/ Charles Hill                             By: /s/ Virginia B. Landon
------------------------                     ------------------------------
Print Name: Charles Hill                     Print Name: Virginia B. Landon
                                             Title: Trustee




Witness: THE OWEN E. LANDON IRREVOCABLE NVC TRUST DATED DECEMBER 31, 1976 F/B/O SUSAN BOND LANDON


/s/ Charles Hill                             By: /s/ Virginia B. Landon
------------------------                     ------------------------------
Print Name: Charles Hill                     Print Name: Virginia B. Landon
                                             Title: Trustee

The foregoing Representation and Lock-up is hereby accepted.


                                      ALLOY ONLINE, INC.


                                      By: /s/ Samuel A. Gradess
                                          --------------------------
                                      Name:  Samuel A. Gradess
                                      Title: Chief Financial Officer/Secretary

                                      DATE: April 11, 2001